Exhibit 10.1 ORIGIN MATERIALS, INC. SECURITIES PURCHASE AGREEMENT This Securities Purchase Agreement (this “Agreement”) is dated as of November 13, 2025, by and among Origin Materials, Inc., a Delaware corporation (the “Company”), and each buyer identified on the signature pages hereto (each, including its successors and assigns, a “Buyer” and collectively, the “Buyers”). WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to each Buyer, and each Buyer, severally and not jointly, desires to purchase from the Company securities of the Company as more fully described in this Agreement. NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Buyer, severally and not jointly, hereby agree as follows: ARTICLE I. DEFINITIONS 1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1: “Action” shall have the meaning assigned to such term in Section 3.1(j). “Additional Closing” means the closing of the purchase and sale of the Additional Notes pursuant to Section 2.1(b). “Additional Closing Date” means the date on which all of the Transaction Documents referred to in Section 2.2(b) have been executed and delivered by the applicable parties thereto, and all conditions precedent to the Buyers’ obligations to pay the Subscription Amount for the Additional Notes have been satisfied or waived by the Buyers. “Additional Notes” means the Notes issued and sold by the Company, and purchased by the Buyers, at the Additional Closing and with substantially the same terms as the Notes. “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act. “Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement. “ATM Program” shall have the meaning assigned to such term in Section 4.10(c).

2 “Board of Directors” means the board of directors of the Company or any duly authorized committee thereof. “BSA/PATRIOT Act” shall have the meaning assigned to such term in Section 3.2(i). “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter in place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any Governmental Authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally open for use by customers on such day. “Buyer” or “Buyers” shall have the meaning assigned to such term in the introductory paragraph of this Agreement. “Buyer Party” shall have the meaning assigned to such term in Section 4.9. “Cash Burn” means 2x of the average of the Cash Burn per Quarter for each of the three most recently completed fiscal quarters prior to the applicable Additional Closing Date. “Cash Burn per Quarter” means, with respect to any fiscal quarter, the difference between the amount of Company’s and its Subsidiaries consolidated cash and cash equivalents on hand on the first day of the such quarter and the amount of cash and cash equivalents on hand on the last day of the such quarter, excluding any increase in cash or cash equivalents result from financing activities, dispositions of assets or non-recurring or extraordinary events. “Closing” means each of the Initial Closing and the Additional Closing. “Closing Date” means each of the Initial Closing Date and the Additional Closing Date. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral Agent” shall have the meaning assigned to such term in Section 4.12(a). “Collateral Agent Indemnitees” shall have the meaning assigned to such term in Section 4.12(a). “Commission” means the United States Securities and Exchange Commission. “Common Stock” means the shares of common stock of the Company with a par value of $0.0001 per share, and any other class of shares into which such shares may hereafter be reclassified or changed. “Company” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

3 “Conversion Notice” shall have the meaning assigned to such term in the Notes. “Conversion Price” shall have the meaning assigned to such term in the Notes. “Conversion Shares” shall have the meaning assigned to such term in the Notes. “Convertible Securities” means any share or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock. “Cost of Capital” means the rate of return (measured as a percentage) of the debt or equity provided by the Company with respect to a financing transaction. “Debt Subsequent Placement” shall have the meaning assigned to such term in Section 4.10(a). “Disqualification Event” shall have the meaning assigned to such term in Section 3.1(dd). “Equity Subsequent Placement” shall have the meaning assigned to such term in Section 4.10(a). “Evaluation Date” shall have the meaning assigned to such term in Section 3.1(y). “Event of Default” shall have the meaning assigned to such term in the Notes. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Exchange Rate” shall have the meaning assigned to such term in Section 5.14. “Exempt Issuance” means the issuance of (a) shares of Common Stock, stock options, restricted stock units and performance stock units to employees, officers or directors of, or consultants to the Company (or any Subsidiary thereof) pursuant to any equity incentive plan or employee stock purchase plan duly adopted for such purpose, (b) shares of Common Stock upon the exercise or exchange of or conversion of any of the Securities and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, and (c) securities issued pursuant to acquisitions, mergers, consolidations, purchases of the assets of a corporation or other entity, or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and provided further that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in

4 which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, which are issued as restricted securities (within the meaning of Rule 144) and are not afforded registration rights, and (d) shares of Common Stock issued and sold pursuant to an ATM Program. “GAAP” means generally accepted accounting principles in the United States. “Governmental Authority” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi- national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing. “Haynes and Boone” means Haynes and Boone, LLP, with offices located at 30 Rockefeller Plaza, 26th Floor, New York, NY 10112. “Holder” shall have the meaning assigned to such term in the Notes. “Indebtedness” shall have the meaning assigned to such term in the Notes. “Initial Closing” means the closing of the purchase and sale of the Initial Notes pursuant to Section 2.1(a). “Initial Closing Date” means the Business Day mutually selected by the Buyers and the Company and on which all of the Transaction Documents referred to in Section 2.2(a) have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Buyers’ obligations to pay the Subscription Amount for the Initial Notes, and (ii) the Company’s obligations to deliver the Initial Notes have been satisfied or waived, but in any case no later than third (3rd) Business Day after the execution of this Agreement (or a later date agreed by the parties). “Initial Notes” means the Notes issued and sold by the Company, and purchased by the Buyers, at the Initial Closing. “Intellectual Property Rights” shall have the meaning assigned to such term in Section 3.1(n). “Issuer Covered Person” shall have the meaning assigned to such term in Section 3.1(dd). “IT Systems and Data” shall have the meaning assigned to such term in Section 3.1(aa). “Judgment Currency” shall have the meaning assigned to such term in Section 5.22(a). “Judgment Conversion Date” shall have the meaning assigned to such term in Section 5.22(a).

5 “Liens” shall have the meaning assigned to such term in the Notes. “Market Capitalization” means, as of any Trading Day, the product of (a) the VWAP on such Trading Day, multiplied by (b) the total number of issued and outstanding shares of the Common Stock on such Trading Day. “Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b). “Material Permit” shall have the meaning assigned to such term in Section 3.1(l). “Maturity Date” shall have the meaning assigned to such term in the Notes. “Maximum Rate” shall have the meaning assigned to such term in Section 5.15. “Measurement Period” shall have the meaning assigned to such term in Section 2.1(b). “Money Laundering Laws” shall have the meaning assigned to such term in Section 3.1(x). “Nasdaq Share Cap” means, as of any time prior to the receipt of Nasdaq Stockholder Approval, 19.99% of the outstanding shares of Common Stock as of the date of this Agreement, which is 30,214,856 shares of Common Stock. For the avoidance of doubt, after the receipt of Nasdaq Stockholder Approval, the Nasdaq Share Cap shall no longer be applicable. “Nasdaq Stockholder Approval” means the receipt by the Company of requisite approval from its stockholders to issue more than 19.99% of its outstanding shares of Common Stock at an issue price below the “minimum price” in payment of interest and settlement of conversions of the Notes and the exercise of any warrants issued pursuant to Section 6(a) of the Notes in accordance with Nasdaq Stock Market Rule 5635. “Non-Cooperative Jurisdiction” shall have the meaning assigned to such term in Section 3.2(j). “Notes” means the Senior Secured Notes due, subject to the terms therein, thirty (30) months after the issuance thereof at the Initial Closing, or the Additional Closing, as applicable, issued and sold by the Company to the Buyers pursuant to this Agreement at each of the Initial Closing, and the Additional Closing, in the form of Exhibit A attached hereto. “Notice Deadline” shall have the meaning assigned to such term in Section 4.10(b). “OFAC” shall have the meaning assigned to such term in Section 3.1(x). “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities. “Participation Maximum” shall have the meaning assigned to such term in Section 4.10(a). “Participation Notice” shall have the meaning assigned to such term in Section 4.10(b).

6 “Permits” means all permits, licenses, registrations, certificates, orders, approvals, authorizations, consents, waivers, franchises, variances and similar rights issued by or obtained from any Governmental Authority. “Permitted Liens” shall have the meaning assigned to such term in the Notes. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind. “Pre-Notice” shall have the meaning assigned to such term in Section 4.10(b). “Principal Amount” means, as to each Buyer, the amounts set forth below such Buyer’s signature block on the signature pages hereto next to the heading “Principal Amount of Initial Notes,” or “Principal Amount of Additional Notes,” as applicable, which shall equal an aggregate of $16,666,666.67 for the Initial Notes and an aggregate of $83,333,333.33 for the Additional Notes for all Buyers; provided that notwithstanding anything to the contrary herein or in any other Transaction Document, the Principal Amount of Initial Notes aggregated with the Principal Amount of Additional Notes issued shall not exceed $50,000,000 during any 12-month period. “Principal Market” shall have the meaning assigned to such term in the Notes. “Pro Rata Portion” shall have the meaning assigned to such term in Section 4.10(a). “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened. “Prospectus” means the base prospectus filed for the Registration Statement, including all information, documents and exhibits filed with or incorporated by reference into such prospectus. “Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act, including all information, documents and exhibits filed with or incorporated by reference into such prospectus supplement, that is filed with the Commission and delivered by the Company to each Buyer at the Initial Closing and each Additional Closing. “Registration Statement” means the effective registration statement on Form S-3 (File No. 333-289615) filed with the Commission, including all information, documents and exhibits filed with or incorporated by reference into such registration statement, which registers the issuance and sale of the Securities to the Buyers. “Required Approvals” shall have the meaning assigned to such term in Section 3.1(c). “Required Holders” means (i) prior to the applicable Closing Date, each Buyer entitled to purchase Notes at the applicable Closing and (ii) after the applicable Closing Date, (x) Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B, so long as Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B holds any Securities, or (y) holders of a

7 majority of the Securities outstanding as of such time (excluding any Securities held by the Company or any of its Subsidiaries as of such time). “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule. “Sanctioned Person” shall have the meaning assigned to such term in Section 3.2(f). “Sanctions” shall have the meaning assigned to such term in Section 3.2(f). “SEC Reports” shall have the meaning assigned to such term in Section 3.1(h). “Securities” means the Notes and the Conversion Shares. “Securities Act” shall have the meaning assigned to such term in the recital paragraph to this Agreement. “Security Agreement” means each general security agreement among the Collateral Agent, as secured party, and the Company, as grantor, each in a form acceptable to the Collateral Agent. “Security Documents” means the Security Agreement and any other documents and filings required thereunder in order to grant the Buyers and the Collateral Agent a first priority security interest in substantially all of the assets and property of the Company each in a form acceptable to the Collateral Agent. “Shell Bank” shall have the meaning assigned to such term in Section 3.2(i). “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock). “Subscription Amount” means, as to each Buyer, the aggregate amount to be paid for the Notes purchased hereunder as specified below such Buyer’s name on the signature page of this Agreement and next to the heading “Subscription Amount for the Initial Notes” or “Subscription Amount for the Additional Notes,” as applicable,” in U.S. Dollars and in immediately available funds. The aggregate “Subscription Amount” for the Initial Notes shall be $15,000,000.00 and the aggregate “Subscription Amount” for the Additional Notes shall be $75,000,000.00. “Subsequent Placement” shall have the meaning assigned to such term in Section 4.10(a). “Subsequent Placement Notice” shall have the meaning assigned to such term in Section 4.10(b). "Subsidiary” or “Subsidiaries” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such

8 power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in the Transaction Documents shall refer to a direct or indirect Subsidiary or Subsidiaries of the Company. “Trading Day” shall have the meaning assigned to such term in the Notes. “Transaction Documents” means this Agreement, the Notes, the Security Documents and all exhibits and schedules thereto and hereto and any other documents or agreements executed by the Company in connection with the transactions contemplated hereunder. “Trimmed Mean” means the arithmetic average of the daily trading dollar volumes during market hours during the Measurement Period after excluding the highest ten percent (10%) and lowest ten percent (10%) of such daily values. “U.S. Dollars” shall have the meaning assigned to such term in Section 5.14. “Variable Rate Transaction” shall have the meaning assigned to such term in Section 4.11. “VWAP” shall have the meaning assigned to such term in the Notes. ARTICLE II. PURCHASE AND SALE 2.1 Closings. (a) Initial Closing. On the Initial Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and each Buyer, severally and not jointly, agrees to purchase from the Company the Initial Notes as set forth on such Buyer’s signature page hereto. Each Buyer shall deliver to the Company, via wire transfer, immediately available funds equal to such Buyer’s Subscription Amount for the Initial Closing as set forth on the signature page hereto executed by such Buyer, and the Company shall deliver to each Buyer its respective Initial Note, and the Company and each Buyer shall deliver the other items set forth in Section 2.2(a) deliverable at the Initial Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2(a) and 2.3, the Initial Closing shall take place remotely by electronic transfer of the Initial Closing documentation. (b) Additional Closing. Following the receipt by the Company of the Stockholder Approval, on each 90th Trading Day anniversary thereafter (or such other times selected by the Company or Buyers) until the date that is 36 months following the Initial Closing Date, upon the terms and subject to the conditions set forth herein, including the satisfaction or waiver of the conditions set forth in Section 2.4 hereof, the Company agrees to sell, and each Buyer, severally and not jointly, agrees to purchase from the Company the Additional Notes, in such amounts elected from time to time by the Buyers up to a maximum aggregate Subscription Amount equal to $22,500,000.00 at each Additional Closing (representing an aggregate principal amount of up

9 to $25,000,000.00 at each Additional Closing); provided that, immediately following any Additional Closing, the aggregate outstanding principal amount of all Notes outstanding shall not exceed an amount equal to the lesser of (i) $25,000,000 and (ii) the quotient of (x) fifteen (15) multiplied by (y) the Trimmed Mean of the daily dollar trading volume for the Company’s Common Stock on the Principal Market during the thirty (30) Trading Day period preceding the applicable Additional Closing (the “Measurement Period”). Notwithstanding anything to the contrary herein or in any other Transaction Document, the Principal Amount of Initial Notes aggregated with the Principal Amount of Additional Notes issued shall not exceed $50,000,000 during any 12-month period. At each Additional Closing, each Buyer shall deliver to the Company, via wire transfer, immediately available funds equal to such Buyer’s Subscription Amount for the applicable Additional Closing and the Company shall deliver to each Buyer its Additional Note, and the Company and each Buyer shall deliver the other items set forth in Section 2.2(b) deliverable at the Additional Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2(b), 2.3 and 2.4, each Additional Closing shall take place remotely by electronic transfer of the Additional Closing documentation. The Company may send a written notice to the other parties requesting the issuance and sale of Additional Notes at an Additional Closing, which notice shall be delivered ten (10) Trading Days prior to the desired Additional Closing Date, provided, always such Additional Closing shall be subject to all of the terms and conditions set forth in in Sections 2.2(b), 2.3 and 2.4 (which may be waived by the Buyers in their sole discretion) and the Buyers shall not be required to (but may at their option) consummate any Additional Closing if it is less than 90 days after the immediately preceding Additional Closing. 2.2 Deliveries. (a) Initial Closing. (i) On or prior to the Initial Closing Date, the Company shall deliver or cause to be delivered to each Buyer the following: 1. this Agreement duly executed by the Company; 2. reserved; 3. reserved; 4. a U.S Security Agreement duly executed by the Company; 5. a copy of a resolution of the Board of Directors of the Company or an authorized committee thereof: (x) approving the terms of, and the transactions contemplated by, the Transaction Documents to which it is a party and authorizing a specified person or persons to execute those Transaction Documents on its behalf; and (y) authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with those Transaction Documents; 6. a certificate of good standing of the Company issued by the Delaware Secretary of State dated within 30 days of the Initial Closing Date;

10 7. a legal opinion of Cooley LLP with respect to U.S. federal and state legal matters in form and substance reasonably acceptable to the Buyers; 8. an PDF scan of the wet ink-original Note registered in the name of such Buyer in accordance with its Principal Amount for the Initial Closing with the original wet-ink to be delivered to such Buyer within five (5) Business Days after Closing; 9. the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act); 10. the Security Documents duly executed by the Company; and 11. the Company’s wire instructions. (ii) On or prior to the Initial Closing Date, each Buyer shall deliver or cause to be delivered to the Company the following: 1. this Agreement duly executed by such Buyer; 2. the Security Documents duly executed by such Buyer and the Collateral Agent; 3. such Buyer’s Subscription Amount for the Initial Closing by wire transfer to the account specified in writing by the Company; and 4. executed copies of IRS Form W-9 or W-8, as applicable, certifying that each applicable Buyer is exempt from U.S. withholding tax with respect to the payment of any interest under the transaction. (b) Additional Closing. (i) On or prior to the Additional Closing Date, the Company shall deliver or cause to be delivered to each Buyer the following: 1. the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act); and 2. an ink-original Additional Note in substantially the same form as the Notes issued at the Initial Closing registered in the name of such Buyer in accordance with its Principal Amount for the Additional Closing. (ii) On or prior to the Additional Closing Date, each Buyer shall deliver or cause to be delivered to the Company such Buyer’s Subscription Amount for the Additional Closing by wire transfer to the account specified in writing by the Company. 2.3 Closing Conditions.

11 (a) The obligations of the Company hereunder in connection with each Closing are subject to the following conditions being met: (i) the representations and warranties made by the Company in this Agreement (i) that are qualified by materiality or Material Adverse Effect shall be true and correct, and (ii) that are not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date; (ii) all obligations, covenants and agreements of each Buyer required to be performed at or prior to the applicable Closing Date shall have been performed; and (iii) the delivery by each Buyer of the items set forth in Section 2.2(a)(ii) or Section 2.2(b)(ii), as applicable. (b) The respective obligations of the Buyers hereunder in connection with each Closing are subject to the following conditions being met or waived, provided, however that such conditions may be waived, modified or amended by the Buyers who have purchased at least a majority-in-interest of the Notes based on the initial Subscription Amounts hereunder: (i) the accuracy in all material respects when made and on the applicable Closing Date of the representations and warranties of the Company contained herein, except to the extent expressly made as of a specific date, in which case they shall be accurate in all material respects, as of such date; (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the applicable Closing Date shall have been performed; (iii) the delivery by the Company of the items set forth in Section 2.2(a)(i), Section 2.2(b)(i), or Section 2.4, as applicable; (iv) there shall have been no Material Adverse Effect with respect to the Company since the date of this Agreement; (v) no “Event of Default” shall have occurred under the Notes (whether or not cured) and there shall be no event, circumstance or condition that would with passage of time, the giving of notice or both become an “Event of Default” under the Notes; (vi) the Company shall have delivered a certificate, executed on behalf of the Company by its Chief Executive Officers or its Chief Financial

12 Officer, dated as of the applicable Closing Date, certifying to the fulfillment of the conditions specified in this Section 2.3(b) as of such applicable Closing Date; and (vii) from the date of this Agreement to the applicable Closing Date, trading in the Common Stock shall not have been suspended or halted by the Principal Market or the Commission (nor shall such suspension or halt be threatened by the Principal Market or the Commission, including but not limited to, receipt by the Company of any notice of non-compliance with maintenance requirements by the Principal Market) and, at any time prior to the applicable Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Buyer, makes it impracticable or inadvisable to purchase the Notes at the applicable Closing. 2.4 Additional Closing Conditions. The respective obligations of the Buyers hereunder in connection with each Additional Closing are subject to the following conditions being met or waived, provided, however that such conditions may be waived, modified or amended by the applicable Buyer in its sole discretion: (a) after giving effect to the applicable Additional Closing, the aggregate Indebtedness (excluding Permitted Indebtedness) of the Company and its Subsidiaries on a consolidated basis does not exceed twenty-five percent (25%) of the product of the aggregate number of issued and outstanding Common Stock held by non-Affiliates of the Company on the Additional Closing date multiplied by the lowest VWAP during the Measurement Period; (b) the Company’s Market Capitalization equals or exceeds $75,000,000 on each and every day of the Measurement Period and the Applicable Closing Date; (c) immediately following the applicable Additional Closing, the Company shall have available cash on hand (including cash equivalents) equal to at least two (2) fiscal quarters of reasonably anticipated Cash Burn plus the amount of anticipated or planned capital expenditures; (d) the VWAP of the Common Stock of each Trading Day during the applicable Measurement Period equals or exceeds $0.50 per share (as adjusted for stock splits, reverse stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions occurring after the date hereof); (e) the Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, at any time during the term of this Agreement, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened at any time during

13 the term of this Agreement, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market, and (C) the Company expects to remain in compliance with all continued listing standard of the Principal Market for the foreseeable future; (f) as of the applicable Additional Closing Date, the Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the applicable Prospectus has been issued by the SEC and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the SEC; (g) the Equity Conditions (as defined in the Notes) shall be satisfied on the applicable Additional Closing Date and on each and every Trading Day of the Measurement Period; (h) the daily dollar trading volume during market hours for the Company’s Common Stock on the Trading Market equals or exceeds $750,000 per Trading Day on at least twenty (20) Trading Days during the thirty (30) consecutive Trading Days prior to the Additional Closing; provided, however, that at least five (5) of the ten (10) Trading Days immediately preceding the applicable date of determination also exceeds $750,000; and (i) the Company has a sufficient number of authorized and unissued shares of Common Stock equal to at least 200% of the principal amount of Additional Notes to be issued at the Additional Closing divided by the Floor Price then in effect. 2.5 Post Closing Deliveries. The Company shall cause each of the following conditions to be satisfied within the period set forth below (or such later date as otherwise agreed to by the Buyers): (a) no later than the date that is fifteen (15) Business Days after the date hereof, the Company shall deliver, or cause to be delivered, to the Collateral Agent deposit or securities account control agreements, as applicable, for each of the Company’s deposit accounts and securities accounts other than Excluded Accounts (as defined in the Note), in each case, in a form acceptable to the Collateral Agent in its sole discretion; and (b) reserved. ARTICLE III. REPRESENTATIONS AND WARRANTIES 3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties as of the date hereof and as of each Closing Date: (a) Subsidiaries. All of the direct and indirect Subsidiaries of the Company as of the date hereof are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the share capital or other equity interests of each Subsidiary free and clear of any Liens, and all of

14 the issued and outstanding share capital of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. (b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective constitution, memorandum and articles of association, certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform or pay in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii), or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further authorization, approval or action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, administration, judicial management and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. (d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Notes and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Conversion Shares, do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default)

15 under, result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the receipt of the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of the Principal Market, or any court or Governmental Authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect. (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other foreign, federal, state, local or other Governmental Authority in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing, recordation or registration of the Security Documents with the appropriate recording, filing or registration office and any other filings to be made under the Security Documents, (ii) the filing with the Commission of the Prospectus Supplement, (iii) the notice and/or application(s) to each applicable Principal Market for the listing of the Conversion Shares for trading thereon in the time and manner required thereby, and (iv) the filings contemplated by Section 4.5 (collectively, the “Required Approvals”). (f) Issuance of the Securities; Registration. The Notes when paid for and issued in accordance with this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Conversion Shares, when issued in accordance with the terms of the Notes, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and as of each applicable Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at each applicable Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company was at the time of the filing of the Registration Statement eligible to use Form S-3. The Company is eligible to use Form S-3 under the Securities Act and it meets the transaction requirements with respect to the aggregate

16 market value of securities being sold pursuant to this offering and during the twelve (12) months prior to this offering, as set forth in General Instruction I.B.6 of Form S-3. (g) Capitalization. As of the date hereof, the Company is authorized to issue 1,000,000,000 shares of Common Stock, and 10,000,000 shares of preferred stock, each with par value per share of $0.0001. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than Exempt Issuances. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, Options or Convertible Securities or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Buyers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or any such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of Common Stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance with all applicable foreign, federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Notes. Except as disclosed in the SEC Reports, there are no shareholders agreements, or other similar agreements with respect to the Company’s share capital to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders. (h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials filed prior to the date hereof, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has qualified for a valid extension of such time of filing and filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a

17 material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company is formerly a “special purpose acquisition corporation” and therefore an issuer described in paragraph (i)(1)(i) of Rule 144 promulgated under the Securities Act (a “shell company”) and more than one year has elapsed from the date that the Company filed “Form 10 information” with the Commission reflecting its status as an entity that is no longer a shell company. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements were prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements do not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. (i) Material Changes; Undisclosed Events, Liabilities or Developments. Since September 30, 2025, except as disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities that are not an Exempt Issuance to any officer, director or Affiliate. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Notes contemplated by this Agreement, to the knowledge of the Company, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made. (j) Litigation. Except as disclosed in the SEC Reports, there is no material action, suit, inquiry, notice of violation, Proceeding or investigation of any nature pending or, to the knowledge of the Company, threatened against the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, the Principal Market, governmental or administrative agency, regulatory authority or self-regulatory organization (federal, state, county, local or foreign) (collectively, an “Action”) which, if there were an unfavorable decision, would individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. None of the Actions adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents. Except as disclosed in the SEC Reports, none of the Company,

18 any Subsidiary, or any current director or officer thereof in their capacity thereof, is or has been for the last three (3) years the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by a Governmental Authority involving the Company or any current director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act. (k) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any applicable judgment, decree or order of any court, arbitrator, Principal Market, governmental or administrative agency, regulatory authority, self-regulatory organization (federal, state, county, local or foreign) or other Governmental Authority, or (iii) is in violation of any applicable statute, rule, ordinance or regulation of any Governmental Authority, including without limitation all applicable foreign, federal, state and local laws relating to taxes, bribery and corruption, occupational health and safety, product quality and safety, employment and labor matters, employee benefits and laws related to the protection of the environment, except, in each case of clauses (i), (ii) and (iii), as would not reasonably be expected, individually or in the aggregate, to, have a Material Adverse Effect. (l) Regulatory Permits. The Company and the Subsidiaries possess all Permits necessary to conduct their respective businesses, except where the failure to possess such Permits would not reasonably be expected to result in a Material Adverse Effect (a “Material Permit”) and neither the Company nor any Subsidiary has received any notice of Proceedings relating to the revocation or modification of any such Material Permit. (m) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Permitted Liens, (ii) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, and (iii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance, except as would not have or reasonably be expected to result in a Material Adverse Effect. (n) Intellectual Property. To the knowledge of the Company, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other

19 intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses and which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary has received a written notice that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, there is no existing infringement by another Person of any of Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (o) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage in an amount customary for a publicly-traded company of similar market float. Except with respect to the legal proceedings disclosed in the SEC Reports, there are no pending claims against such directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a material increase in cost. (p) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Buyers shall have no obligation with respect to any claims made by or on behalf of other Persons for fees payable by the Company or any Subsidiary of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents. (q) [Reserved.] (r) [Reserved.] (s) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that it believes constitutes material non-public information. The Company understands and confirms that the Buyers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Buyers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is true and correct in all material respects and does not

20 contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2. The press releases disseminated by the Company since June 30, 2025, taken as a whole with the SEC Reports, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not materially misleading. (t) Solvency; Seniority. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Notes hereunder: (i) the fair saleable value of the Company’s tangible assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for administration, judicial management, reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Initial Closing Date. The SEC Reports disclose all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. As of the Initial Closing Date, no Indebtedness or other claim against the Company is senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, whether with respect to interest or upon liquidation or dissolution, or otherwise. (u) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes of the Company and its Subsidiaries in any material amount claimed in writing to be due by the taxing authority of any jurisdiction. The Company is not and has never been a United States real property holding corporation within the meaning of Section 897 of the Code and the Company shall so certify upon Buyer’s reasonable request at any time.

21 (v) Acknowledgment Regarding Buyers’ Purchase of Securities. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Buyer or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Buyers’ purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives. (w) Acknowledgment Regarding Buyer’s Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, none of the Buyers have been asked by the Company or any of its Subsidiaries to agree, nor has any Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short subject to Section 4.13) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iii) each Buyer may rely on the Company’s obligation to timely deliver Common Stock upon conversion, exercise or exchange, as applicable, of the Notes as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company. (x) Office of Foreign Assets Control; Money Laundering. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary, is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”) or the equivalent law of any foreign jurisdiction. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1977, as amended, applicable money laundering statutes and applicable rules and regulations thereunder or the equivalent law of any foreign jurisdiction (collectively, the “Money Laundering Laws”), and no action, suit or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened. (y) Sarbanes-Oxley; Internal Accounting Controls. Except as set forth in the SEC Reports, the Company is in compliance in all material respects with any applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof. Except as set forth in the SEC Reports, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are

22 recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, except as set forth in the SEC Reports, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting of the Company. (z) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the twelve (12) months preceding the date hereof, received notice from the Principal Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The shares of Common Stock are currently eligible for electronic transfer through the Depository Trust Company and the Company is current in payment of the fees to the Depository Trust Company in connection with such electronic transfer. (aa) Cybersecurity. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (i) there has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”); (ii) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; or (iii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification. The Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation,

23 redundancy and security of all IT Systems and Data and the Company and the Subsidiaries have implemented commercially reasonable backup and disaster recovery technology consistent with industry standards and practices. (bb) Investment Company. The Company is not and immediately after receipt of payment for the Notes will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended. (cc) No-Off Balance Sheet Arrangements. There are no off-balance sheet transactions, arrangements, obligations (including contingent obligations) or liabilities of the Company or any Subsidiary. (dd) No Manipulation of Price. Neither the Company, its Subsidiaries, nor, to the Company’s knowledge, any of its or its Subsidiaries’ employees or directors has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any security of the Company. (ee) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any material fees owed to its accountants and lawyers which could adversely affect the Company’s ability to perform any of its obligations under any of the Transaction Documents. (ff) [Reserved.] (gg) [Reserved.] (hh) Intentionally Omitted. 3.2 Representations and Warranties of the Buyers. Each Buyer, for itself and for no other Buyer, hereby represents and warrants as of the date hereof and as of each Closing Date to the Company as follows (except to the extent expressly made as of a specific date therein, in which case they shall be accurate as of such date): (a) Organization; Authority. Such Buyer is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Buyer of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Buyer. Each Transaction Document to which it is a party has been duly executed by such Buyer, and when

24 delivered by such Buyer in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Buyer, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, administration, judicial management and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. (b) Understandings or Arrangements. Such Buyer is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Buyer’s right to sell the Conversion Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. (c) [Reserved.] (d) [Reserved.] (e) Buyer Status. At the time such Buyer was offered the Securities, it was, and as of the date hereof it is, and on each date on which it converts any Notes, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. (f) Intentionally Omitted. (g) Experience of Such Buyer. Such Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Buyer is able to bear the economic risk of an investment in the Notes, and, at the present time, is able to afford a complete loss of such investment. (h) Access to Information. Such Buyer acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports. (i) Sanctioned Persons; BSA/PATRIOT Act. Buyer is not owned or controlled by or acting on behalf of (in connection with this Agreement), a Sanctioned Person. Buyer is not an institution that accepts currency for deposit and that (a) has no physical presence in the jurisdiction in which it is incorporated or in which it is operating and (b) is unaffiliated with a regulated financial group that is subject to consolidated supervision (a “Shell Bank”) or providing banking services to a Shell Bank. Buyer represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Buyer maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Buyer also represents that, to the extent required by applicable law, it

25 maintains, either directly or through the use of a third-party administrator, policies and procedures reasonably designed for the screening of any investors in the Buyer against Sanctions-related lists of blocked or restricted persons. Buyer further represents and warrants that (a) the funds held by Buyer and used to purchase the Securities were not directly or indirectly derived from or related to any activities that may contravene U.S. federal, state or non-U.S. anti-money laundering, anti- corruption or Sanctions laws and regulations or activities that may otherwise be deemed criminal and (b) any returns from the Buyer’s investment will not be used to finance any illegal activities. For purposes of this Agreement, “Sanctioned Person” means at any time any person or entity with whom dealings are restricted, prohibited, or sanctionable under any Sanctions (as defined below), including as a result of being: (a) listed on any Sanctions-related list of designated or blocked or restricted persons; (b) that is a national of, the government of, or any agency or instrumentality of the government of, or resident in, or organized under the laws of, a country or territory that is the target of comprehensive Sanctions from time to time (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea region); or (c) a relationship of ownership, control, or agency with any of the foregoing. “Sanctions” means those trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of law) administered, enacted or enforced from time to time by (a) the United States (including without limitation the U.S. Department of the Treasury, Office of Foreign Assets Control, the U.S. Department of State, and the U.S. Department of Commerce), (b) the European Union and enforced by its member states, (c) the United Nations and (d) the United Kingdom. (j) Non-cooperative Jurisdiction. Buyer is not owned or controlled by or acting on behalf of (in connection with this Agreement), a person or entity resident in, or whose funds used to purchase the Securities are transferred from or through, a country, territory or entity that (i) has been designated as non-cooperative with international anti-money laundering or counter terrorist financing principles or procedures by the United States or by an intergovernmental group or organization, such as the Financial Action Task Force, of which the United States is a member; (ii) is the subject of an advisory issued by the Financial Crimes Enforcement Network of the U.S. Department of the Treasury; or (iii) has been designated by the Secretary of the Treasury under Section 311 of the USA PATRIOT Act as warranting special measures due to money laundering concerns (any such country or territory, a “Non-cooperative Jurisdiction”), or an entity or individual that resides or has a place of business in, or is organized under the laws of, a Non- cooperative Jurisdiction. (k) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Buyer has not, nor has any Person acting on behalf of or pursuant to any understanding with such Buyer, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Buyer first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement or to such Buyer’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Buyer has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty,

26 or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future. The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby. The Buyers acknowledge and agree that neither the Company nor any Subsidiary makes or has made any representations or warranties with respect to the transactions contemplated hereby other than such representations and warranties. ARTICLE IV. OTHER AGREEMENTS OF THE PARTIES 4.1 Legends. The Securities shall be issued free of legends. 4.2 Furnishing of Information. Until the time that no Buyer owns Conversion Shares, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. 4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Notes for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction. 4.4 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Securities pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Buyer and regardless of the dilutive effect that such issuance may have on the ownership of the other shareholders of the Company. 4.5 Redemption and Conversion Procedures. The Notes sets forth the totality of the procedures required of the Buyers in order to convert the Notes. Without limiting the preceding sentence, no ink-original Conversion Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any such notice be required in order to convert the Notes. No additional legal opinion, other information or instructions shall be required of the Buyers to convert their Notes. The Company shall honor conversions of the Notes and shall deliver Conversion Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

27 4.6 Securities Laws Disclosure; Publicity. The Company shall file a Current Report on Form 8-K, including copies of this Agreement, the Initial Notes and the other Transaction Documents (or the forms thereof) as exhibits thereto as may be required by the rules and regulations of the Commission, with the Commission by 8:30 a.m. (New York City time) on the Trading Day immediately following the Initial Closing Date, disclosing all of the material terms thereof. Upon the filing of such Current Report on Form 8-K, the Company represents to the Buyers that it shall have publicly disclosed all “material, non-public information” delivered to any of the Buyers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, the Company shall file a Current Report on Form 8-K by no later than 8:30 a.m. (New York City time) on the Trading Day immediately following any Additional Closing Date, disclosing that such Additional Closing has occurred. 4.7 Disclosure of Material Information; No Obligation of Confidentiality. (a) Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf including any officer, director, employee or agent of the Company or the Subsidiaries, has provided prior to the date hereof or will in the future provide any Buyer or its agents or counsel with any information that the Company believes constitutes “material non-public information” unless prior thereto such Buyer shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Buyer shall be relying on the foregoing covenant in effecting transactions in securities of the Company. In the event of a breach of the foregoing covenant by the Company, or any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Company shall, unless otherwise agreed by the Required Holders, publicly disclose any “material non-public information” in a Current Report on Form 8-K filed with the Commission within one (1) Business Day following the date that it discloses such information to any Buyer or such earlier time as may be required by applicable law. The Company shall provide any Current Report on Form 8-K to be filed with the Commission pursuant to this Section 4.7(a) at least one (1) Business Day prior to the filing thereof. From and after the filing of any such Current Report on Form 8-K pursuant to this Section 4.7(a), no Buyer shall be deemed to be in possession of any “material nonpublic information” regarding the Company existing as of the time of such filing. If the Company fails to file a Current Report on Form 8-K within the time required in this Section 4.7(a), each affected Buyer may, in its sole discretion, make a public disclosure of such information that it believes in its discretion upon the advice of counsel constitutes “material non-public information” of the Company. Such affected Buyer shall provide a copy of such public disclosure pursuant to this Section 4.7(a) at least one (1) Business Day prior to the public disclosure thereof. (b) Except pursuant to any confidentiality agreement entered into by a Buyer as described in Section 4.7(a), no Buyer shall be deemed to have any obligation of confidentiality with respect to (i) any non-public information of the Company disclosed to such Buyer in breach of Section 4.6(a) (whether or not the Company files a Current Report on Form 8-K as provided above), (ii) the fact that any Buyer has exercised any of its rights and/or remedies under the Transaction Documents, or (iii) any information obtained by any Buyer as a result of exercising

28 any of its rights and/or remedies under the Transaction Documents. In addition, no Buyer shall be deemed to be in breach of any duty to the Company and/or to have misappropriated any non-public information of the Company, if such Buyer engages in transactions of securities of the Company, including, without limitation, any hedging transactions or any “derivative” transactions while in possession of such non-public information. 4.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the Notes hereunder for general corporate purposes and shall not use such proceeds: (a) the repayment of any Indebtedness (other than any repayment by the Company of Indebtedness to Nestle Waters Management and Technology and Danone Asia Pte Ltd), or (b) in violation of the Foreign Corrupt Practices Act of 1970, as amended or the equivalent law of any foreign jurisdiction, as applicable, or OFAC regulations or the equivalent law of any foreign jurisdiction, as applicable. 4.9 Indemnification. Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Buyer and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Buyer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Buyer Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs, awards, orders, penalties and expenses, including all judgments, amounts paid in settlements, court costs, interest and reasonable attorneys’ fees and costs of investigation that any such Buyer Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (ii) any action instituted against the Buyer Parties in any capacity, or any of them or their respective Affiliates by any shareholder or creditor of the Company who is not an Affiliate of such Buyer Party, arising out of or relating to any of the transactions contemplated by the Transaction Documents. For the avoidance of doubt, the indemnification provided herein is not intended to and shall not cover direct claims brought by the Company against the Buyer Parties pursuant to this Section 4.9. If any action shall be brought against any Buyer Party in respect of which indemnity may be sought pursuant to this Agreement, such Buyer Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Buyer Party. Any Buyer Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Buyer Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Buyer Party, in which case the Company shall reimburse the reasonable fees and expenses of no more than one such separate counsel. In the case with respect to any direct claims by the Company against any Buyer Party (“Direct Claims”), each of the Company and the Buyer Party shall be responsible for fees and expenses of such party’s own legal counsel, provided however that the prevailing party of the Direct Claim shall reimburse the other party its reasonable attorneys’ fees and costs that such prevailing party suffered or incurred in connection with the Direct Claims (“Prevailing Party

29 Fees”). The Company will not be liable to any Buyer Party under this Agreement (y) for any settlement by a Buyer Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is finally judicially determined to be attributable to any Buyer Party’s breach of any of the representations, warranties, covenants or agreements made by such Buyer Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred, provided however, any and all Prevailing Party Fees in connection with Direct Claims shall be reimbursed to the Prevailing Party at the conclusion of the Direct Claim, rather than when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Buyer Party against the Company or others and any liabilities the Company may be subject to pursuant to law. 4.10 Participation in Future Financing. (a) (i) From the date hereof through the later of: (x) the date that is twelve (12) months after the Maturity Date (as defined in the Initial Notes) of the Initial Notes and (y) if there is an Additional Closing, the date that is twelve (12) months after the Maturity Date (as defined in the Additional Notes) of the Additional Notes, upon any issuance by the Company or any of its Subsidiaries of any privately placed preferred stock, Common Stock, Options or Convertible Securities, in any case, for cash consideration, indebtedness or a combination of units thereof (a “Equity Subsequent Placement”), the Buyers shall have the right to collectively participate in the Equity Subsequent Placement up to the Participation Maximum to purchase their respective Pro Rata Portion, on the same terms, conditions and price provided for in the Equity Subsequent Placement. For purposes hereof “Participation Maximum” means 35% and “Pro Rata Portion” means the ratio of (x) the Subscription Amount of Notes purchased on the Closing Dates by a Buyer participating under this Section 4.10 and (y) the sum of the aggregate Subscription Amount of Notes purchased on the Closing Dates by all Buyers participating under this Section 4.10. (ii) From the date hereof through the later of (x) the date that is twelve (12) months after the Maturity Date (as defined in the Initial Notes) of the Initial Notes and (y) if there is an Additional Closing, the date that is twelve (12) months after the Maturity Date (as defined in the Additional Notes) of the Additional Notes, upon (x) any issuance by the Company or any of its Subsidiaries of any privately place Indebtedness or equity-linked Indebtedness with a Cost of Capital greater than 15% or (y) the incurrence by the Company or its Subsidiaries of Indebtedness that constitutes a Variable Rate Transaction, in any case, for cash consideration, indebtedness or a combination of units thereof (a “Debt Subsequent Placement” and together with an Equity Subsequent Placement, a “Subsequent Placement”), the Company shall use its best efforts to allow the Buyers the ability to purchase their respective Pro Rata Portion of the Participation Maximum, on the same terms, conditions and price provided for in the Debt Subsequent Placement. If the lender or lenders of the Debt Subsequent Placement refuses to permit any Buyer to participate in such Debt Subsequent Placement, then the Buyer’s Participation Maximum for such Debt Subsequent Placement shall automatically increase to 100%.

30 (b) In the case of a Subsequent Placement: (i) At least five (5) Business Days prior to (i) the closing of an Equity Subsequent Placement or (ii) the entry into a term sheet for a Debt Subsequent Placement, the Company shall deliver to each Buyer a written notice asking the Buyer it consents to the receipt of material non-public information pursuant to this Section 4.10 (“Pre-Notice”). If a Buyer consents to the receipt of material non-public information, it shall so notify the Company within two (2) Trading Days after receipt of the Pre-Notice. If such Buyer so consents, the Company shall promptly, but no later than one (1) Trading Day after such consent, deliver the details of such proposed Subsequent Placement (the “Subsequent Placement Notice”) to such Buyer. The Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Placement is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment. (ii) Any Buyer desiring to participate in such Subsequent Placement shall provide written notice (the “Participation Notice”) to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after delivery of the Subsequent Placement Notice (the “Notice Deadline”), with such Participation Notice setting forth: (i) that such Buyer is willing to participate in the Subsequent Placement and willing to execute the relevant transaction documents for the Subsequent Placement on the terms and conditions set forth in such transaction documents; (ii) the amount of such Buyer’s participation; and (iii) each participating Buyer’s representing and warranting that such Buyer has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Placement. If the Buyer fails to deliver the Participation Notice to the Company by the Notice Deadline, such Buyer shall forfeit its right to participate in the Subsequent Placement. (iii) If by the Notice Deadline, the Company receives Participation Notices that are, in the aggregate, less than the Participation Maximum, then the Company may effect the remaining portion of such Subsequent Placement, including the difference between the amount to be purchased by Buyers and the Participation Maximum, on the terms and with the Persons set forth in the Subsequent Placement. (iv) The Company and each Buyer agree that if any Buyer elects to participate in the Subsequent Placement (subject to Section 4(a)(ii) in the case of a Debt Subsequent Placement), the transaction documents related to the Subsequent Placement shall not include any term or provision that, directly or indirectly, will, or is intended to, exclude one or more of the Buyers from participating in a Subsequent Placement, including, but not limited to, provisions whereby such Buyer shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Buyer; provided, however, that in the event any such term or provision is included in such transaction documents, and any Buyer executes such transaction documents, the execution thereof shall be considered such Buyer’s prior written consent thereto. (v) Notwithstanding anything to the contrary in this Section 4.10 and unless otherwise agreed to by such Buyer, the Company will either confirm in writing to such

31 Buyer that the transaction with respect to the Subsequent Placement has been abandoned or will deliver a notice to Buyer of its intention to issue the securities in the Subsequent Placement, in either case by the tenth (10th) Business Day following the Notice Deadline. If by such tenth (10th) Business Day following the Notice Deadline, no public disclosure regarding a transaction with respect to the Subsequent Placement has been made, and no notice regarding such transaction has been received by such Buyer, such transaction shall be deemed to have been abandoned and such Buyer shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries. (c) This Section 4.10 shall not apply to (i) any Exempt Issuance, (ii) any shares of Common Stock issued and sold pursuant to an “at-the-market” offering program at prevailing market prices for the Common Stock (an “ATM Program”) by a bona fide investment bank, and shall not include equity line of credit, and (iii) any underwritten publicly marketed Subsequent Placement. (d) Intentionally Omitted. (e) In the event that the Company fails to notify any Buyer of a Subsequent Placement in accordance with paragraph (b) of this Section 4.10 or otherwise fails to comply with any of the provisions of this Section 4.10, then each Buyer shall have the right, by delivering a written notice to the Company, during the thirty (30) day calendar period commencing on the date of the first public announcement of the Subsequent Placement to, at the Buyer’s option, participate in the Subsequent Placement or subscribe for the securities or debt offered in such Subsequent Placement in a separate transaction on substantially equivalent terms as that of the Subsequent Placement. 4.11 Variable Rate Transactions. From the date hereof until the Maturity Date of the Notes, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock, Options or Convertible Securities (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company agrees to or enters into an agreement to (i) issue or sell any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price; provided, however (i) if the aggregate principal amount of the Notes outstanding is less than $5,000,000, the entry into or issuance of Common Stock pursuant to an ATM Program shall not be deemed a Variable Rate Transaction and (ii) an Exempt Issuance (other than an Exempt Issuance pursuant to clause (d) of the definition of Exempt Issuance) shall not be deemed a Variable Rate Transaction. Any Buyer shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. In addition, the Company covenants and agrees that it

32 will not enter into any agreement, undertaking or covenant with a third party that prohibits the Company or its Subsidiaries from entering into, effecting or announcing a Variable Rate Transaction or similar transaction with the Buyers or their Affiliates at any time. Notwithstanding the foregoing, nothing in this Section 4.11 shall prohibit the Company from entering into an agreement with the Buyers or their Affiliates involving a Variable Rate Transaction. 4.12 Collateral Agent. (a) Each Buyer hereby (i) appoints Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B, as the collateral agent hereunder and under the other Security Documents (in such capacity, the “Collateral Agent”), and (ii) authorizes the Collateral Agent (and its officers, directors, employees and agents) to take such action on such Buyer’s behalf in accordance with the terms hereof and thereof. The Collateral Agent shall not have, by reason hereof or of any of the other Security Documents, a fiduciary relationship in respect of any Buyer. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection herewith or with any other Security Document except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the “Collateral Agent Indemnitees”) from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Collateral Agent Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Collateral Agent Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Security Documents. The Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Holders, and such instructions shall be binding upon all holders of Notes; provided, however, that the Collateral Agent shall not be required to take any action which, in the reasonable opinion of the Collateral Agent, exposes the Collateral Agent to liability or which is contrary to this Agreement or any other Transaction Document or applicable law. The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. (b) The Collateral Agent may resign from the performance of all its functions and duties hereunder and under the other Transaction Documents at any time by giving at least ten (10) Business Days’ prior written notice to the Company and each holder of Notes. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment pursuant to clauses (ii) and (iii) below or as otherwise provided below. If at any time the Collateral Agent does not (together with its affiliates) beneficially own any Notes, the Required Holders may, by written consent, remove the Collateral Agent from all its functions and duties hereunder and under the other Transaction Documents. (c) Upon any such notice of resignation or removal, the Required Holders shall appoint a successor collateral agent. Upon the acceptance of any appointment as Collateral Agent

33 hereunder by a successor agent, such successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the collateral agent, and the Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Transaction Documents. After the Collateral Agent’s resignation or removal hereunder as the collateral agent, the provisions of this Section 4.12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement and the other Transaction Documents. (d) If a successor Collateral Agent shall not have been so appointed within ten (10) Business Days of receipt of a written notice of resignation or removal, the Collateral Agent shall then appoint a successor collateral agent who shall serve as the Collateral Agent until such time, if any, as the Required Holders appoint a successor collateral agent as provided above. (e) In the event that a successor Collateral Agent is appointed pursuant to the provisions of this Section 4.12 that is not a Buyer or an affiliate of any Buyer (or the Required Holders or the Collateral Agent (or its successor), as applicable, notify the Company that they or it wants to appoint such a successor Collateral Agent pursuant to the terms of this Section 4.12), the Company and each Subsidiary thereof covenants and agrees to promptly take all actions reasonably requested by the Required Holders or the Collateral Agent (or its successor), as applicable, from time to time, to secure a successor Collateral Agent satisfactory to the requesting part(y)(ies), in their sole discretion, including, without limitation, by paying all reasonable and customary fees and expenses of such successor Collateral Agent, by having the Company and each Subsidiary thereof agree to indemnify any successor Collateral Agent pursuant to reasonable and customary terms and by each of the Company and each Subsidiary thereof executing a collateral agency agreement or similar agreement and/or any amendment to the Security Documents reasonably requested or required by the successor Collateral Agent. 4.13 Principal Market Limitation. Notwithstanding anything in this Agreement or the other Transaction Documents to the contrary, prior to the receipt of the Nasdaq Stockholder Approval, the Company shall not issue any shares of Common Stock pursuant to the Notes if the issuance of such shares of Common Stock, together with any other related transactions that may be considered part of the same series of transactions, would exceed the Nasdaq Share Cap, except that such limitation shall not apply in the event that the Company (a) receives the Nasdaq Stockholder Approval, or (b) concludes, after consultation with outside counsel to the Company that such approval is not required, which conclusion shall be reasonably satisfactory to the Holders. In the event of a proposed conversion of the Notes, the Nasdaq Share Cap shall be applied on a pro rata basis among the shares of Common Stock that would otherwise be issued in the proposed conversions or exercises, as applicable, at such time. 4.14 Long Position. The Company hereby agrees that at any time a Conversion Notice is delivered by any Buyer to the Company, any shares of Common Stock issued or issuable to such Buyer (or its designee, if applicable) in connection therewith shall be deemed held “long” by such Buyer from and after the date of such Conversion Notice until such time as such Buyer shall no longer beneficially own such shares of Common Stock. 4.15 Nasdaq Stockholder Approval. The Company shall file with the Commission a proxy statement, in a form reasonably acceptable to the Buyers, for the purpose of obtaining the

34 Nasdaq Stockholder Approval and the Company shall use its reasonable best efforts to, at the expense of the Company, solicit such Nasdaq Stockholder Approval of such resolution and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the proposals contained in such proxy statement. The Company shall hold a special meeting of stockholders (the “Stockholder Meeting”) for purposes of obtaining the Nasdaq Stockholder Approval no later than February 17, 2026 (the “Stockholder Meeting Deadline”), and the Company shall be obligated to obtain the Nasdaq Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts, the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held within 90 days thereafter. If, despite the Company’s reasonable best efforts the Nasdaq Stockholder Approval is not obtained after such subsequent stockholder meeting, the Company shall cause an additional Stockholder Meeting to be held semi- annually thereafter until such Nasdaq Stockholder Approval is obtained. 4.16 Reservation of Shares. The Company shall reserve from its authorized and unissued shares of Common Stock the number of shares of Common Stock as required under the Notes. 4.17 Subsequent Equity Sales. From the date hereof until 60 Trading Days after the date of each Closing, neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, other than filing a registration statement on Form S-8 in connection with any employee benefit plan. 4.18 Further Assurance. The Company shall use is reasonable best efforts to cause each of the documents required to be delivered under Section 2.2(a) and cause each condition to the Initial Closing required to be satisfied under Section 2.3(b) to be so delivered or so satisfied, in each case, by no later than the third (3rd) Trading Day after the date of this Agreement. ARTICLE V. MISCELLANEOUS 5.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that the Company shall pay the reasonable fees and expenses of the Buyers up to $150,000 in the aggregate, of which the Buyers acknowledge $75,000 was paid prior to the date of this Agreement. The Company shall pay all stamp taxes and other similar taxes and duties levied in connection with the delivery of any Securities to the Buyers. 5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

35 5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. 5.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Required Holders or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. 5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. 5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders. Any Buyer may assign, with written notice to the Company of such assignment, any or all of its rights under this Agreement to any Person to whom such Buyer assigns or transfers any Securities in compliance with the Transaction Documents, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Buyers.” Notwithstanding anything set forth herein or in the other Transaction Documents, in no event may a Buyer assign or other transfer Securities or any interest therein to any of the entities identified on Schedule 5.6 or to persons know to such Buyer to be an Affiliate of any such entity listed on Schedule 5.6; provided, however, for the avoidance of doubt, the foregoing shall not restrict any Buyer from selling Common Stock in open market transactions on the Principal Market. Notwithstanding anything to the contrary, the participation rights contained in Section 3.10 shall not be assignable, and upon any transfer of Notes by a Buyer, such Buyer’s Pro Rata Portion shall be appropriately reduced. 5.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may

36 any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.7. 5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. 5.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Notes. 5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method of a PDF format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or PDF signature page were an original thereof. 5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed

37 the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable. 5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and receipt of a customary lost security affidavit and indemnity. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been mutilated, lost, stolen, or destroyed) associated with the issuance of such replacement Securities. 5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Buyers and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents. The Company acknowledges and agrees that its obligation to pay and perform its obligations under Notes in accordance with the terms thereof is absolute and unconditional. Accordingly, in no event shall any determination or allegation that a Buyer is (i) an unregistered securities dealer (within the meaning of the Exchange Act), (ii) acting as an underwriter with respect to the Company’s securities, (iii) engaged in a distribution (within the meaning of Section 2(a)(11) of the Securities Act) of the Company’s shares of Common Stock or (iv) the transactions contemplated by the Transaction Documents or a Buyer’s trading activities violate public policy or any Applicable Securities Legislation (as defined in the Notes), in any case, be a defense to the Company’s obligation to repay any amounts due and payable to a Buyer under the Notes. In the event of a Proceeding brought by either party hereto to enforce the terms of this Agreement or any Transaction Document, the prevailing party in such Proceeding shall be entitled to recover its legal fees and expenses from the other party. In no event shall either party hereto be liable to the other party for consequential, special, punitive or exemplary damages or lost profit. 5.14 Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S.

38 Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation. 5.15 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or Proceeding that may be brought by any Buyer in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Buyer with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Buyer to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Buyer’s election. 5.16 Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance or non-performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any Proceeding for such purpose. The Company has elected to provide all Buyers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Buyers. 5.17 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

39 5.18 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day. 5.19 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward share splits, share dividends, share combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. 5.20 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY. 5.21 Termination. This Agreement may be terminated by any Buyer, as to such Buyer’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Buyers, by written notice to the other parties, if the Initial Closing has not been consummated on or before the tenth (10th) Trading Day following the date hereof, provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties). 5.22 Judgment Currency. (a) If for the purpose of obtaining or enforcing judgment against the Company in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 5.22 referred to as the “Judgment Currency”) an amount due in U.S. Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Business Day immediately preceding: (i) the date actual payment of the amount due, in the case of any Proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or (ii) the date on which the foreign court determines, in the case of any Proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 5.22 being hereinafter referred to as the “Judgment Conversion Date”). (b) If in the case of any Proceeding in the court of any jurisdiction referred to in Section 5.22(a), there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay

40 such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date. (c) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document. 5.23 Acknowledgement Regarding Relationship. The parties hereto acknowledge and agree that each party hereto is acting solely in the capacity of an arm’s length contractual counterparty. Each party hereto further acknowledges and agrees that no Buyer is acting as a financial advisor, underwriter, broker, dealer or agent of the Company or any of its Subsidiaries in any respect (whether pursuant to the transactions contemplated hereby or otherwise) [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above. ORIGIN MATERIALS, INC. Address for Notice: 930 Riverside Parkway, Suite 10 West Sacramento, CA 95605 Attn: General Counsel By: /s/ John Bissell Name: John Bissell Title: Chief Executive Officer With a copies (which shall not constitute notice) to: Cooley LLP 3175 Hanover Street Palo Alto, CA 94304 Attn: John T. McKenna

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above. Name of Buyer: Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B Signature of Authorized Signatory of Buyer: /s/ Waqas Khatri Name of Authorized Signatory: Waqas Khatri Title of Authorized Signatory: Director Subscription Amount for the Initial Notes: $15,000,000.00 Principal Amount of Initial Notes: $16,666,666.67 Subscription Amount for the Additional Notes: $75,000,000.00 Principal Amount of Additional Notes: $83,333,333.33

Schedule 3.1(a)

Schedule 5.6

EXHIBIT A FORM OF NOTES